Exhibit 10.39

April 29, 2002

Phone 1, Inc.
100 North Biscayne Blvd, Suite 2500
Miami, Florida 33132
Attention: Mr. Dario Echeverry



Ladies and Gentlemen:

         We refer to the Overdraft Facility dated as of March 27, 2002 between Phone 1, Inc. and GNB Bank Panama S.A. (the "Overdraft Facility"), a copy of which is attached.

         Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Overdraft Facility.

         The Overdraft Facility is increased up to an aggregate principal amount of $3,200,000 and accordingly, the definition of the term Amount used in the Overdraft Facility is changed to mean the aggregate amount of $3,200,000.

         The second paragraph of the Overdraft Facility is amended and replaced in its entirety as follows: "The Amount shall be evidenced by a single or a number of promissory notes of your company substantially in the form of Exhibit A hereto under which we, subject to the terms and conditions of this Overdraft Facility, shall make available the Overdraft Facility to your company.

         Except as modified hereby, the Overdraft Facility remains in full force and effect.

         This amendment shall be governed by and construed in accordance with the domestic laws of the state of New York without giving effect to any choice of law or conflict of law provision or rule.

         In you are in agreement with the terms of this amendment, please so indicate by signing in the space provided below.


                                            Very truly yours,


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-------------------------- -----------------------------------------------------
                                                        GNB BANK PANAMA S.A.

                                                        By:
                                                           -----------------

                                                        Name:
                                                             ---------------

                                                        Title:
                                                              --------------

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Agreed and accepted as of the Date first above written:

PHONE 1, INC.

By:
   ------------------

Name:
     ----------------

Title:
      ---------------

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THIS NOTE MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT
IN ACCORDANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                                      NOTE
                                      ----

$1,200,000                                                         New York, NY
                                                                  April 29, 2002


         FOR VALUE RECEIVED, Phone 1 Inc., a Florida corporation (the "Borrower"), having a principal office at 100 North Biscayne Blvd, Suite 2500, Miami, Florida 33132 hereby promises to pay to the order of GNB Bank Panama S.A. ("Lender") on demand, at Calle 50 y Aquilino de la Guardia, Torre Banco Continental, Piso 30, Panama City, Republic of Panama, or such other place (the "Office"), as may be designated by the Lender in a written notice given to the Borrower, in lawful money of the United Sates of America in New York Clearing House funds, the principal sum of One Million Two Hundred Thousand ($1,200,000.00) United States Dollars (the "Principal Amount").

         Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Overdraft Facility, dated as of March 27, 2002 and amended on the date hereof, between the Borrower and the Lender.

         The Borrower promises also to pay interest on the unpaid Principal Amount in like money at said Office from the date hereof until paid or upon demand at the Interest Rate. Any interest due under this Note may be offset by the Lender as against any funds of the Borrower on deposit at the Lender, if any.

         In the event that the Lender exercises its right to demand payment to with respect to only a portion of the outstanding Principal Amount and/or accrued interest under this Note, that portion of the Principal Amount not so exercised shall continue to accrue interest and shall be repayable by the Borrower in accordance with the terms hereof and the Borrower shall issue a new promissory note to the Lender in substantially the form of the surrendered Note, in an aggregate principal amount equal to the remaining unpaid principal balance of the surrendered Note.

         The Borrower shall pay on demand all losses, costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the collection or enforcement (whether through negotiations, legal proceedings or otherwise) of this Note.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         This Note, having been signed in the State of New York, shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to conflict of law principles.

         Any proceedings with respect to the interpretation of this Note or the rights of the Lender and obligations of the undersigned shall be exclusively brought in the United States District Court for the Southern District of New York or, if such court lacks subject matter jurisdiction, in the Supreme Court of the State of New York, County of New York and the undersigned waives the right to object to the jurisdiction or venue of either such Court or to claim it is inconvenient forum.


                                            PHONE 1 INC.

                                            By:
                                               --------------------------
                                            Name:    Helen Isaacson
                                            Title:   Assistant Secretary